Vanguard Total International Stock Index Fund

Supplement to the Prospectus

Important Change to Vanguard Total International Stock Index Fund

New Target Index for Vanguard Total International Stock Index Fund

The board of trustees of Vanguard Total International Stock Index Fund has approved the adoption of the MSCI® All Country World Index (ACWISM) ex USA Investable Market Index (IMI) as the Fund’s new target index.

The MSCI ACWI ex USA IMI Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of companies located in developed and emerging markets, excluding the United States. The new index includes more than 6,000 stocks of companies located in 44 countries. As of August 31, 2010, the largest markets covered in the new index were Japan, the United Kingdom, Canada, France, Australia, Germany, and Switzerland (which made up approximately 16%, 15%, 8%, 6%, 6%, 5%, and 5%, respectively, of the Index’s market capitalization). The board selected the new index because it seeks to cover 98% of the investable international market.

The new target index could provide different investment returns (either lower or higher) or different levels of volatility from those of the Fund’s current index. Compared with the old index, the new index includes small-capitalization stocks as well as stocks of Canadian companies. The transition to the new index will require adjustments to the Fund’s portfolio holdings, which will temporarily increase the Fund’s transaction costs and turnover rate. The transition also may cause the Fund to realize taxable capital gains, although the board expects that gains realized, if any, will be small and likely to be offset by carry-forward tax losses. Upon implementation in the coming months, the Fund’s primary investment strategy will be to seek to track the performance of a benchmark index that measures the investment return of stocks in developed and emerging markets, excluding the United States.

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The Funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 113 092010